Revenue	12 Months Ended
Dec. 31, 2019
Revenue [abstract]
Revenue
REVENUE

The Corporation recognized the following amounts in the consolidated statements of earnings (loss):

	Year Ended December 31,
In thousands of U.S. Dollars	2019	2018
Poker revenue	793,284	892,557
Gaming revenue	792,299	585,846
Betting revenue	870,938	491,139
Other revenue from customers	69,422	56,419
Other sources of revenue	2,505	3,277
Total revenue	2,528,448	2,029,238

Revenue from contracts with customers have not been further disaggregated as the nature of the revenue streams, contract duration and timing of transfer of services are all largely homogeneous. For further information regarding revenue, including segment revenue by major line of operations and geographic region (see note 7).

As at December 31, 2019, there are no significant contract assets or liabilities and no significant unsatisfied performance obligations. In addition, there were no significant capitalized costs to obtain a contract.